Exhibit 99.2

Nine Energy Service Takes Action to Strengthen Capital Structure and Position Company for Future Growth

Seeks approval of voluntary prepackaged restructuring plan with strong support from lenders, expects to emerge from process within 45 days

Receives commitment for $125 million in new financing to support ongoing operations throughout process

Continues to operate as usual and provide best-in-class solutions to customers

All vendors to be unimpaired and paid in full

Houston, Texas, February 1, 2026 – Nine Energy Service, Inc. (“Nine”), a leading onshore completion solutions provider, announced today that it has reached an agreement with its debtholders on a comprehensive recapitalization transaction designed to strengthen its capital structure and support the Company’s long-term financial health. To implement the transaction, Nine Energy Service, Inc. and certain of its U.S. and Canadian subsidiaries (the “Company”) have filed a voluntary, prepackaged chapter 11 case (the “Chapter 11 Cases”) in the U.S. Bankruptcy Court for the Southern District of Texas (the “Court”). The Company’s operations outside the U.S. and Canada are not included in the filing.

Through the restructuring transactions, Nine will eliminate approximately $320 million of senior secured notes, reducing its annual interest expense by roughly $40 million. The Company will continue operating as usual throughout the court-supervised process, delivering its full suite of innovative well solutions to customers without interruption.

“Since our founding, we have consistently risen to meet the challenges of an ever-changing industry and support our oil and gas partners in North America and abroad. Today, we are taking an important strategic step to position the business for long-term success and ensure we have the appropriate capital structure to support us going forward,” said Ann Fox, President and Chief Executive Officer, Nine Energy Service. “We are confident that entering into this agreement will enable us to stay focused on what matters most – supplying the teams, the tools and the technology to ensure success for our customers, safely and efficiently. I would like to thank our Nine team for their resilience, tenacity and commitment and our customers and vendors for their ongoing partnership and support. We look forward to emerging from this process with a healthier financial foundation, well-positioned to offer comprehensive well solutions for many years to come.”

The Company began to solicit votes on its restructuring plan in advance of filing the chapter 11 petitions and expects to complete the process and emerge from chapter 11 within 45 days. Nine has received a commitment for $125 million in debtor-in-possession financing (the “DIP ABL Facility”) from its existing ABL lender to support the business throughout the chapter 11 process. The existing ABL lender also committed to providing an exit ABL facility (the “Exit ABL Facility”) of $135 million upon emergence from chapter 11.

The Company has filed a number of customary motions with the Court to support ordinary course operations, enabling the Company to pay employees as usual and continue benefits without disruption. The Company has also filed an “all-trade” motion with the Court that will allow it to pay vendors for all goods and services that were provided in ordinary course of business before and after the chapter 11 filing. Nine expects to receive approval for these requests.

For additional information regarding the process, please visit Nine’s dedicated microsite at https://NineEnergyFuture.com. Additional information on the Company’s Chapter 11 Cases can be found at https://dm.epiq11.com/NineEnergy or by contacting Epiq, the Company’s noticing and claims agent, at (877) 269-3874 (USA or Canada) (Toll Free), or +1 (971) 257-1895 (International).

Advisors

Nine is advised in this matter by Kirkland & Ellis LLP and Kane Russell Coleman Logan PC as legal counsel, Moelis & Company as investment banker and FTI Consulting as financial and communications advisors. Certain noteholders under the Company’s senior secured notes indenture are advised by Milbank LLP as legal counsel and Houlihan Lokey as investment banker. The ABL lender is advised by Paul Hastings LLP as legal counsel.

About Nine Energy Service

Nine is a leading oilfield services business that supplies cutting edge solutions for unconventional oil and gas resource extraction and development across North America and abroad. Nine’s culture is driven by an intense focus on performance and wellsite execution as well as a commitment to forward-leaning technologies that aid the development of smarter, customized applications that drive efficiencies and reduced emissions for customers. Nine is headquartered in Houston, Texas with operational reach that extends across all major onshore basins in the United States and Canada.

For more information on the Company, please visit Nine’s website at nineenergyservice.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not state historical facts and are, therefore, inherently subject to risks and uncertainties. Forward-looking statements also include statements that refer to or are based on projections, uncertain events or assumptions. The forward-looking statements included herein, which include statements regarding the Company’s ability to continue operating its business and implement the restructuring transactions pursuant to the Chapter 11 Cases and the restructuring plan, including the timetable of completing such transactions, if at all, and statements regarding the DIP ABL Facility and the Exit ABL Facility, are based on current expectations and entail various risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Such risks and uncertainties include, among other things, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Court with respect to motions or other requests made to the Court throughout the course of the Chapter 11 Cases, including with respect to the DIP ABL Facility; the ability of the Company to consummate a plan of reorganization; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; conditions to which the DIP ABL Facility and the Exit ABL Facility are subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside the Company’s control; capital spending and well completions by the onshore oil and natural gas industry; the level of capital spending and well completions by the onshore oil and natural gas industry, which may be affected by geopolitical and economic developments in the U.S. and globally, including conflicts, instability, acts of war or terrorism in oil producing countries or regions, particularly Russia, the Middle East, Venezuela and other countries in South America and Africa, as well as actions by members of the Organization of the Petroleum Exporting Countries and other oil exporting nations; general economic conditions and inflation, particularly, cost inflation with labor or materials; the effects of tariffs and other trade measures on the Company’s business and on the onshore oil and natural gas industry generally; equipment and supply chain constraints; the Company’s ability to attract and retain key employees, technical personnel and other skilled and qualified workers; the Company’s ability to maintain existing prices or implement price increases on our products and services; pricing pressures, reduced sales, or reduced market share as a result of intense competition in the markets for the Company’s dissolvable plug products; conditions inherent in the oilfield services industry, such as equipment defects, liabilities arising from accidents or damage involving our fleet of trucks or other equipment, explosions and uncontrollable flows of gas or well fluids, and loss of well control; the Company’s ability to implement and commercialize new technologies, services and tools; the Company’s ability to grow its completion tool business domestically and internationally; the adequacy of the Company’s capital resources and liquidity; the Company’s ability to manage capital expenditures; the Company’s ability to accurately predict customer demand, including that of its international customers; the loss of, or interruption or delay in operations by, one or more significant customers, including certain of the Company’s customers outside of the United States; the loss of or interruption in operations of one or more key suppliers; the incurrence of significant costs and liabilities resulting from litigation; cybersecurity risks; changes in laws or regulations regarding issues of health, safety and protection of the environment; and other factors described in the “Risk Factors” and “Business” sections of the Company’s most recently filed Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.

Media Contacts

Rachel Chesley / Rose Temple

NineEnergyServiceComms@fticonsulting.com